AMENDMENT NUMBER TWO
to the Amended and Restated
Master Mortgage Loan Purchase and Servicing Agreement
dated as of July 1, 2005
by and between
SUNTRUST MORTGAGE, INC.
 and
CITIGROUP GLOBAL MARKETS REALTY CORP.

This AMENDMENT NUMBER TWO is made this 16th day of March, 2007, by and between SUNTRUST MORTGAGE, INC. (the “Seller”) and CITIGROUP GLOBAL MARKETS REALTY CORP. (the “Purchaser”), to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of July 1, 2005, by and between the Purchaser and the Seller, as amended by that certain Amendment Number One dated as of February 22, 2006 (the “Agreement”).

RECITALS

                      WHEREAS, the Purchaser and the Seller desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein; and

                      WHEREAS, the Purchaser and the Seller each have agreed to execute and deliver this Amendment Number Two on the terms and conditions set forth herein.

                      NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1.  Amendments.  Effective as of March 16, 2007, the Agreement is hereby amended as follows:

(a)  Section 1 of the Agreement is hereby amended by deleting the definitions of “Mortgage Loan Schedule” and “Whole Loan Transfer”, each in its entirety and replacing it with the following:

Mortgage Loan Schedule:  With respect to each Mortgage Loan Package, the schedule of Mortgage Loans to be provided on each Closing Date for the Mortgage Loan Package delivered on such Closing Date in both hard copy and electronic form, such schedule setting forth the information on Schedule One attached hereto with respect to each Mortgage Loan in the Mortgage Loan Package.

Whole Loan Transfer: Any sale or transfer of at least ten (10) or more Mortgage Loans by Purchaser to a third party, which sale or transfer is not a Securitization Transaction.

(b)  Subsection 7.02(vi) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(vi)           The Mortgage Note and the Mortgage are not subject to any right of rescission, reformation, set off, counterclaim or defense, including the defense of usury, nor will the operation of any of the terms of the Mortgage Note and/or the Mortgage, or the exercise of any right thereunder, render the Mortgage unenforceable, in whole or in part, or subject to any right of rescission, reformation, set off, counterclaim or defense, including the defense of usury and no such right of rescission, reformation, set off, counterclaim or defense has been asserted with respect thereto, and there is no basis for the Mortgage Loan to be modified or reformed without the consent of the Mortgagor under applicable law.  Each Prepayment Charge or penalty with respect to any Mortgage Loan is permissible, enforceable and collectible under applicable federal, state and local law;

(c)  Subsection 7.02(viii) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(viii)           Any and all requirements of any federal, state or local law including, without limitation, usury, truth in lending, real estate settlement procedures, consumer credit protection, equal credit opportunity, fair housing, disclosure laws and all predatory, abusive and fair lending laws applicable to the origination and servicing of mortgage loans of a type similar to the Mortgage Loans have been complied with and the consummation of the transactions contemplated hereby will not involve the violation of any such laws, and the Seller shall maintain in its possession, available for the inspection of the Purchaser or its designee, and shall deliver to the Purchaser or its designee, upon two Business Days’ request, evidence of compliance with such requirements;

(d)  Subsection 7.02(xxiii) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

The Mortgaged Property is free of damage and waste and is in good repair, and there is no proceeding pending or threatened for the total or partial condemnation thereof nor is such a proceeding currently occurring;

(e)  Subsection 7.02(xliv) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(xliv)         No Mortgage Loan is (a) subject to the provisions of the Home Ownership and Equity Protection Act of 1994 as amended (“HOEPA”), or has an “annual percentage rate” or “total points and fees” payable by the borrower (as each such term is defined under HOEPA) that equals or exceeds the applicable thresholds defined under HOEPA (Section 32 of Regulation Z, 12 C.F.R. Section 226.32(a)(1)(i) and (ii)), (b) a “high cost” mortgage loan, “covered” mortgage loan (excluding home loans defined as “covered home loans” in the New Jersey Home Ownership Security Act of 2002 that were originated between November 26, 2003 and July 7, 2004), “high risk home” mortgage loan, or “predatory” mortgage loan or any other comparable term, no matter how defined under any federal, state or local law, provided that this determination shall be made with respect to the relevant state or local law, regardless of the effect of any available federal preemption, other than exemptions specifically provided for in the relevant state or local law, (c) subject to any comparable federal, state or local statutes or regulations, or any other statute or regulation providing for heightened regulatory scrutiny, assignee liability to holders of such mortgage loans or additional legal liability for mortgage loans having high interest rates, points and/or fees, or (d) a High Cost Loan or Covered Loan, as applicable (as such terms are defined in the current Standard & Poor’s LEVELS® Glossary Revised, Appendix E);

(f)  Subsection 7.02(xlvii) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(xlvii)         No Mortgagor was required to purchase any single premium credit insurance policy (e.g. life, mortgage, disability, accident, unemployment, property or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit.  No Mortgagor obtained a prepaid single premium credit insurance policy (e.g. life, mortgage, disability, accident, unemployment, or health insurance product) in connection with the origination of the Mortgage Loan, and no proceeds from any Mortgage Loan were used to purchase single-premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

(g)  Subsection 7.02(lxxix) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(lxxix)        With respect to any Mortgage Loan that contains a provision permitting imposition of a Prepayment Charge upon a Principal Prepayment prior to maturity: (i) prior to the Mortgage Loan’s origination, the Mortgagor agreed to such Prepayment Charge in exchange for a monetary benefit, including but not limited to a Mortgage Interest Rate or fee reduction, (ii) prior to the Mortgage Loan’s origination, the Mortgagor was offered the option of obtaining a Mortgage Loan that did not require payment of a Prepayment Charge and the originator of the Mortgage Loan had a written policy of offering borrowers, or requiring third-party brokers to offer borrowers, the option of obtaining a mortgage loan that did not require the payment of a Prepayment Charge, (iii) the Prepayment Charge is disclosed to the Mortgagor in the Mortgage Loan Documents pursuant to applicable state and federal law, (iv) for Mortgage Loans originated on or after October 1, 2002, the duration of the prepayment period shall not exceed three (3) years from the date of the Mortgage Note, unless the Mortgage Loan was modified to reduce the prepayment period to no more than three years from the date of the Mortgage Note and the Mortgagor was notified in writing of such reduction in the prepayment period, (v) no Mortgage Loan originated prior to October 1, 2002 has a Prepayment Charge longer than five years and (vi) notwithstanding any state or federal law to the contrary, the Seller shall not impose such Prepayment Charge in any instance when the Mortgage Loan is accelerated or paid off in connection with the workout of a delinquent mortgage or due to the Mortgagor’s default.  Each Prepayment Charge is permissible, collectable and enforceable;

(h)  Subsection 7.02(lxxxi) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(lxxxi)        The methodology used in underwriting the extension of credit for each Mortgage Loan did not rely solely on the extent of the Mortgagor’s equity in the collateral as the principal determining factor in approving such extension of credit. The methodology employed objective criteria such as the Mortgagor’s income, assets and liabilities, to the proposed mortgage payment and, based on such methodology, the Mortgage Loan’s originator made a reasonable determination that at the time of origination the Mortgagor had the ability to make timely payments on the Mortgage Loan;

(i)  Subsection 7.02(lxxxii) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(lxxxii)         All points, fees and charges, including finance charges (whether or not financed, assessed, collected or to be collected), in connection with the origination and servicing of any Mortgage Loan were disclosed in writing to the related Mortgagor in accordance with applicable state and federal laws and regulations and no related Mortgagor was charged “points and fees” (whether or not financed) in an amount that exceeds the greater of (1) 5% of the principal amount of such loan or (2) $1,000.  For the purposes of this representation, “points and fees” (a) include origination, underwriting, broker and finder’s fees and charges that the lender imposed as a condition of making the Mortgage Loan, whether they are paid to the lender or a third party; and (b) exclude bona fide discount points, fees paid for actual services rendered in connection with the origination of the Mortgage Loan (such as attorneys’ fees, notaries fees and fees paid for property appraisals, credit reports, surveys, title examinations and extracts, flood and tax certifications, and home inspections) and the cost of mortgage insurance or credit-risk price adjustments; the costs of title, hazard, and flood insurance policies; state and local transfer taxes or fees; escrow deposits for the future payment of taxes and insurance premiums; and other miscellaneous fees and charges, which miscellaneous fees and charges in total, do not exceed 0.25 percent of the loan amount~~)~~;

(j)  Subsection 7.02(lxxxiv) of the Agreement is hereby amended by deleting such section in its entirety and replacing it with the following:

(lxxxiv)         No Mortgagor was required to purchase any single premium credit insurance policy (e.g. life, mortgage, disability, accident, unemployment, property or health insurance product) or debt cancellation agreement as a condition of obtaining the extension of credit.  No Mortgagor obtained a prepaid single premium credit insurance policy (e.g. life, mortgage, disability, accident, unemployment, property or health insurance product) in connection with the origination of the Mortgage Loan, and no proceeds from any Mortgage Loan were used to purchase single-premium credit insurance policies or debt cancellation agreements as part of the origination of, or as a condition to closing, such Mortgage Loan;

(k)  Subsection 7.02 of the Agreement is hereby amended by adding the following paragraphs to the end thereof:

(lxxxviii)         No Mortgage Loan secured by a Mortgaged Property in the State of Ohio which closed on or after January 1, 2007 was originated pursuant to a no income/no asset documentation program or any other program pursuant to which the related Mortgagor was not required to disclose income. Each Mortgage Loan secured by a Mortgaged Property in the State of Ohio which closed on or after January 1, 2007, was originated in compliance with the Ohio Consumer Sales Practices Act (Oh. Rev. Stat. 1345.01 et seq.) and the regulations promulgated thereunder and was made only after reasonable and appropriate methods were used to determine the borrower's repayment ability, including without limitation, employment verification for stated income loans, which have been properly documented and verified;

(lxxxix)           Each original Mortgage was recorded and all subsequent assignments of the original Mortgage (other than the assignment to the Purchaser) have been recorded, or are in the process of being recorded, in the appropriate jurisdictions wherein such recordation is necessary to perfect the lien thereof as against creditors of the Seller;

(xc)           No Mortgage Loan is secured by real property or secured by a manufactured home located in the state of Georgia unless (x) such Mortgage Loan was originated prior to October 1, 2002 or after March 6, 2003, or (y) the property securing the Mortgage Loan is not, nor will be, occupied by the Mortgagor as the Mortgagor’s principal dwelling.  No Mortgage Loan is a “High Cost Home Loan ” as defined in the Georgia Fair Lending Act, as amended (the “Georgia Act”).   Each Mortgage Loan that is a “Home Loan” under the Georgia Act complies with all applicable provisions of the Georgia Act. No Mortgage Loan secured by owner occupied real property or an owner occupied manufactured home located in the State of Georgia was originated (or modified) on or after October 1, 2002 through and including March 6, 2003; and

(xci)            No Mortgage Loan is a “manufactured housing loan” or “home improvement home loan” pursuant to the New Jersey Home Ownership Act.  No Mortgage Loan is a “High-Cost Home Loan” or a refinanced “Covered Home Loan,” in each case, as defined in the New Jersey Home Ownership Act effective November 27, 2003 (N.J.S.A. 46;10B-22 et seq.).

(l)  Subsection 7.04 of the Agreement are hereby amended by deleting such sections in its entirety and replacing it with the following:

Subsection 7.04        Repurchase of Certain Mortgage Loans.

Unless otherwise provided in the Confirmation, in the event that (i) the first Monthly Payment due to Purchaser following the Cut-off Date is not made by the end of the calendar month in which such Monthly Payment is due, or (ii) a Monthly Payment due prior to the related Cut-off Date is not made by the end of the calendar month in which such Monthly Payment was due, then, in each case, the Seller shall, upon receipt of notice from the Purchaser which shall be delivered no later than ninety (90) days following such default, promptly repurchase such Mortgage Loan from the Purchaser in accordance with Section 7.03 hereof.

(m)  The Agreement is hereby amended by adding the following subsection to the end of Section 7:

Subsection 7.05        Purchase Price Protection.

Unless otherwise provided in the Confirmation, in the event that the principal balance due on a Mortgage Loan is paid in full within sixty (60) days following the related Closing Date, then the Seller shall, upon written notice thereof from Purchaser received by Seller within ninety (90) days of the date such prepayment is remitted by the Seller to the Purchaser, reimburse the Purchaser, within thirty (30) days of such notice, the amount (if any) by which the Purchase Price paid by the Purchaser to the Seller exceeded 100% of the outstanding scheduled principal balance of the Mortgage Loan as of the related Cut-off Date less the amount of any Prepayment Penalties collected by the Seller and remitted to the Purchaser.

(n)  Section 12(3) of the Agreement is hereby amended by adding the following sentence to the end thereof:

Notwithstanding the foregoing, Seller shall not be required to make those representations and warranties in Subsection 7.02 as of the date of the Whole Loan Transfer or Securitization Transaction that relate solely to the delinquency of the Mortgage Loans or the condition of the Mortgaged Properties;

(o)  Section 12 of the Agreement is hereby amended by adding the following sentence at the end thereof:

Notwithstanding any contrary provision hereof, the Purchaser shall reimburse the Seller, promptly upon written notice, for documented out-of-pocket expenses including reasonable accountants’ and attorneys’ fees and related costs, incurred by the Seller in connection with any Securitization Transaction or Whole Loan Transfer.  Notwithstanding anything to the contrary set forth in this Agreement, in no event shall Purchaser be responsible for any fees and/or expenses incurred by Seller in connection with its obtaining accountant's comfort for the information provided pursuant to Subsection 30.03 of this Agreement, other than reasonable, customary, market standard expenses incurred by issuers obtaining comfort letters from transaction parties for the information contained in offering documents.

(p)  Section 21 of the Agreement is hereby amended by adding the following sentences at the end thereof:

The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.  Each counterpart shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

(q)  The Agreement is hereby amended by adding Attachment A hereto as Schedule One.

SECTION 2.  Defined Terms.  Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3.  Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.  This Amendment Number Two shall apply to all Mortgage Loans subject to the Agreement notwithstanding that any such Mortgage Loans were purchased prior to the date of this Amendment Number Two.

SECTION 4.  Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Section 5-1401 or 5-1402 of the New York General Obligations Law which shall govern).

SECTION 5.  Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  The parties intend that faxed signatures and electronically imaged signatures such as .pdf files shall constitute original signatures and are binding on all parties. The original documents shall be promptly delivered, if requested.

                      IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

SUNTRUST MORTGAGE, INC.
(Seller)

By:	/s/ Amy S. Creason
Name:	Amy S. Creason
Title:	First Vice President

CITIGROUP GLOBAL MARKETS REALTY CORP.
(Purchaser)

By:	/s/ Peter D. Steinmetz
Name:	Peter D. Steinmetz
Title:	Authorized Agent

ATTACHMENT A

SCHEDULE ONE

[MORTGAGE LOAN SCHEDULE]

Mortgage Loan Data
1	The Seller’s Mortgage Loan identifying number
2	A code indicating whether the Mortgage Loan was originated as a prime loan, alt-a loan or subprime loan
3	A code indicating whether the Mortgage Loan is an adjustable rate Mortgage Loan or a fixed rate Mortgage Loan
4	The product type of the Mortgage Loan (2/28, 15 year fixed, 30 year fixed, 15/30, 3-1, 5-1, 7-1, 10-1, 1 month, 6 month….)
5	A code indicating the seller’s origination program code for the Mortgage Loan
6	A code indicating if the loan was approved by an AUS (automated underwriting system) (CLUS, DU, LP)
7	The amortization type of the Mortgage Loan (fully amortizing, interest-only, balloon, negative amortization, payment option arm)
8	The term of the balloon Mortgage Loan, if applicable
9	The term of the interest-only period of the Mortgage Loan, if applicable
10	The Neg Am Cap of the Mortgage Loan, if applicable
11	The Payment Cap of the Mortgage Loan, if applicable
12	The Recast number of Months of the Mortgage loan, if applicable
13	The original principal balance of the Mortgage Loan
14	The current principal balance of the Mortgage Loan
15	The mortgage interest rate at origination of the Mortgage Loan
16	The monthly payment at origination of the Mortgage Loan
17	The original term to maturity of the Mortgage Loan
18	A code indicating the lien status of the Mortgage Loan (1st, 2nd)
19	A code indicating whether the Mortgaged Property is subject to a separate second lien
20	The amount of the related second lien or First lien, if applicable
21	A code indicating whether the second lien on the Mortgage Loan is a simultaneous second, if applicable
22	The retained servicing fee or interim servicing fee for the Mortgage Loan
23	The retained step-up servicing fee for the Mortgage Loan, if applicable
24	A code indication if the Mortgage Loan is secured by has pledged assets in addition to the mortgaged property
25	The value of the pledged asset
26	The effective loan-to-value ratio of the pledged asset Mortgage Loan, if applicable
27	A code indicating the income, asset and employment documentation the Mortgage Loan was originated under
28	A code indicating if the Mortgage Loan is subject to a mortgagor paid or lender paid mortgage insurance policy
29	The mortgage insurance policy provider, if applicable
30	The mortgage insurance coverage percentage, if applicable
31	The retained lender paid mortgage insurance fee for the Mortgage Loan, if applicable
32	A code indicating whether the Mortgage Loan is subject to a prepayment penalty
33	The prepayment penalty term, if applicable
34	A code indication if the Mortgage Loan’s prepayment penalty is soft or hard, if applicable
35	The Mortgage Loan’s payment history since its origination
36	An indicatation of whether Borrower/Property is currently under Bankruptcy protection
37	The origination date of the Mortgage Loan
38	The first payment date of the Mortgage Loan
39	The stated maturity date of the Mortgage Loan
40	The due date of the Mortgage loan if the loan is an odd due date loan
41	A code indicating whether the Mortgage Loan is a temporary buy-down Mortgage Loan
42	The buy-down term of the Mortgage Loan, if applicable
43	A code indicating if the Mortgage Loan is assumable
44	A code indication if the Mortgage Loan is a Relocation Mortgage Loan
45	The certificate # for loan PMI
46	A string describing prepay penalty terms. If applicable
47	HOEPA indicator
48	Origination Channel (retail/wholesale/broker/correspondent)
49	The amount of any points and fees payable by the Mortgagor in connection with the origination of such Mortgage Loan
50	A code indicating whether the Mortgage Loan is a MERS Mortgage Loan
51	The Mortgage Loans MIN number, if applicable
52	Annual Percentage Rate (APR)
53	DU (FNMA Desktop Underwriter) Case # or LP (FHLMC Loan Prospector) Key #
54	The Cut off Date of the Mortgage Loan Package
55	The schedule balance of the Mortgage Loan as of the Cut-off Date, if applicable
56	The current balance of the Mortgage Loan as of the Cut off Date
57	The interest paid-to-date of the Mortgage Loan as of the Cut off Date
58	A code indicating if the Mortgage Loan is a Negative Amortization Mortgage Loan and if so, the Negative Amortization Cap and the Payment Adjustment Date;

Borrower Data
1	The mortgagor’s and any co-mortgagors' debt to income ratios
2	The mortgagor's and any co-mortgagors' FICO scores
3	The mortgagor's and any co-mortgagors' credit grades
4	The mortgagor's occupancy status (primary residence, second home, investor property)
5	The mortgagor's borrowing purpose (purchase, rate & term refinance, cash-out refinance)
6	The date each of the credit scores was obtained
7	The mortgagor's and each co-mortgagors' self-employed status
8	The mortgagor’s and any co-mortgagors' first and last name
9	The mortgagor’s and any co-mortgagors' social security card number
10	The mortgagor’s and any co-mortgagors' income at origination
11	The mortgagor's and any co-borrowers' first time home buyer status
12	For cash-out refinances, the cash purpose
13	The mortgagor's and any co-mortgagors'' citizenship
14	The mortgagor’s and any co-mortgagors' ethnicity
15	The mortgagor’s and any co-mortgagors' gender
16	The mortgagor’s and any co-mortgagors' race
17	The mortgagor’s and any co-mortgagors' Age & DOB
18	Combine Monthly Housing Expense
19	Combine Monthly Debt Expense

Mortgage Property Data
1	The Mortgage Loan's Property Type
2	The number of units in the related mortgaged property
3	A code indicating if the mortgage is secured by a leasehold estate (Y/N)
4	The sales price of the mortgaged property, if applicable
5	The appraised value of the mortgaged property
6	The loan to value ratio at origination of the Mortgage Loan
7	The combined loan-to-value ratio at origination of the Mortgage Loan, if applicable
8	The street address of the mortgaged property including the state, county, city and zip code
9	A code indicating whether there is flood insurance required and existing on the mortgaged property
10	A code indicating the form of appraisal used in the origination of the Mortgage Loan (i.e. form 1004, 2055, avm, bpo)
11	The AVM Provider, if applicable
12	The total rental income, if applicable
13	The year the mortgaged property was built
14	The number of bedrooms contained in the mortgaged property
15	Condo Project Type (FNMA) Condo Project Name (FHLMC)
16	Condo Warrantable Flag

Adjustable Rate Mortgage Loan Data, if applicable
1	The index of the Mortgage Loan
2	The current mortgage interest rate as of the Cut off Date of the Mortgage Loan
3	The gross margin of the Mortgage Loan
4	The maximum mortgage interest rate under the terms of the Mortgage Note or the maximum interest rate increase over the life of the Mortgage Loan
5	The minimum mortgage interest rate under the terms of the Mortgage Note
6	The initial rate adjustment cap
7	The initial rate adjustment floor
8	The subsequent periodic rate adjustment cap
9	The subsequent periodic rate adjustment floor
10	A code indicating the frequency of adjustment of the related mortgage interest rate
11	A code indicating the frequency of adjustment of the related mortgage payment
12	A code indicating if the Mortgage Loan is convertible into a fixed rate mortgage loan
13	The number of index look-back days of the Mortgage Loan
14	The new interest rate rounding factor of the Mortgage loan
15	The new interest rate rounding direction of the Mortgage Loan
16	The first interest rate adjustment date of the Mortgage Loan
17	The next mortgage interest rate following the Cut off Date if it is immediately changing
18	The current monthly payment as of the Cut off Date
19	The first payment adjustment date
20	The next monthly payment following the Cut off Date if it is immediately changing

Servicing Released Mortgage Loan Data, if applicable
1	A code indicating if there are escrows
2	The amount of the Mortgage Loan month escrows, if applicable
3	The amount contained in the Mortgage Loan escrow account, if applicable
4	The tax service contract number
5	The tax service contract provider
6	The transferability status of the tax service contract
7	The flood insurance certificate
8	The flood insurance certificate provider
9	Flood Zone Code
10	The transferability of the flood insurance certificate